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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 25, 1998
                                                  -----------------------------



                                     COPE, Inc.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)



     Delaware                      1-9925                   87-0427731
  ----------------            --------------------     ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                      Identification No.)



                    Grundstrasse 14, 6343 Rotkreuz, Switzerland
           --------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:    011 41 41 790 3720
                                                   ----------------------

                                   Harrier, Inc.
                       2200 Pacific Coast Highway, Suite 301
                          Hermosa Beach, California  90254
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

       Pursuant to an Amended and Restated Securities Purchase Agreement and Plan of Reorganization dated July 24, 1998 ("Reorganization Agreement") by and among the Registrant, COPE AG, a Swiss corporation ("COPE"), and the shareholders of COPE ("COPE Shareholders"), on September 25, 1998 the Registrant consummated a series of transactions (the "Reorganization") which resulted in a change of control of the Registrant.

       On September 11, 1998, and in connection with the Reorganization, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation in order to change its name from Harrier, Inc. to COPE, Inc. as well as to effect a 1 for 58 reverse split of its outstanding common stock. As a result of the reverse split, the shares of common stock of the Registrant outstanding immediately prior to the Reorganization were reduced to approximately 270,654 shares. Pursuant to the Reorganization Agreement, the Registrant issued 2,862,000 shares (post-split) of its common stock in exchange for all of the outstanding capital shares of COPE. At the completion of the Reorganization, the Registrant had approximately 3,132,634 shares (post-split) of its common stock outstanding, approximately 91.4% of which were held by the former COPE shareholders.

       Also, on September 25, 1998, and immediately prior to the closing of the Reorganization, the Registrant consummated the transactions under that certain Common Stock Purchase Agreement ("Glycosyn Agreement") dated September 11, 1998 between Glycosyn Pharmaceuticals, a Delaware corporation ("Glycosyn"), and the New Capital Investment Fund, a Cayman Islands investment fund ("NCIF"). Pursuant to the terms of the Glycosyn Agreement, NCIF purchased from the Registrant 2,850,000 shares of the common stock of Glycosyn in consideration of NCIF's cancellation of all of the indebtedness owed to it by the Registrant ($610,167 as of March 31, 1998), and (ii) Glycosyn acquired all of the assets and assumed all of the liabilities of the Registrant. For a more complete summary of the terms of the Reorganization, please refer to the Proxy Statement/Prospectus dated August 20, 1998 made part of the Registrant's Registration Statement on Form S-4 (SEC File No. 33-53223).


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       See Item 1.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

       Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Not applicable.


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ITEM 5.  OTHER EVENTS.

       Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) FINANCIAL STATEMENTS. Registrant intends to file the required financial statements by way of an amendment to this Form 8-K within 60 days of the date of filing of this Form.

       (b)  EXHIBITS.

          *2.1   Amended and Restated Securities Purchase Agreement and Plan of
Reorganization dated July 24, 1998 between the Registrant and COPE AG.

          2.2 Common Stock Purchase Agreement dated September 11, 1998 between Registrant and New Capital Investment Fund.

          3.2 Certificate of Amendment dated September 11, 1998 to Certificate of Incorporation.

          3.3 Certificate of Correction dated September 15, 1998 to Certificate of Amendment of Certificate of Incorporation.



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--------------------------
*Filed as an exhibit to Registrant's Proxy Statement/Prospectus dated August 20, 1998 made part of Registrant's Form S-4 Registration Statement (SEC File no. 33-53223) and incorporated herein by this reference.


ITEM 8.  CHANGE IN FISCAL YEAR.

       On October 1, 1998, the Registrant determined that it would change its fiscal year end from June 30 to December 31, the current fiscal year end of COPE. The Registrant intends to file the following reports covering the transition period: (i) Form 10-QSB for the quarterly period ended September 30, 1998, and (ii) Form 10-KSB for the transition period ended December 31, 1998. After December 31, 1998, the Registrant will file its periodic reports based upon its new fiscal year.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

       Not applicable.



                                     SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COPE, Inc.
                              (Registrant)



Date:  October 12, 1998       By:/s/ Adrian Knapp
                                 --------------------------------------------
                                 Adrian Knapp, Chairman of the Board


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